UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8–K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2010
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 828-4000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 24, 2010, the Board of Directors of SUPERVALU INC. (the “Company”) approved amendments to the Company’s Restated Bylaws, which were effective immediately. Section 3.02(a) of the Company’s Restated Bylaws was amended to decrease the number of members of the Board of Directors by one member, to consist of 12 total members. As amended, Section 3.02(a) of the Company’s Restated Bylaws now states:
“Number: The Board of Directors currently consists of 12 members and the number of directors may be increased or decreased from time to time by resolution of a majority of the whole Board of Directors or of the holders of at least 75% of the stock of the Corporation entitled to vote, considered for the purpose as one class.”
Item 5.07 Submission of Matters to a Vote of Security Holders.
     The Company’s Annual Meeting of Stockholders was held on June 24, 2010 in Edina, Minnesota. At that meeting, the Company’s stockholders voted on the matters set forth below.
Election of Directors
     The Company’s stockholders elected for one-year terms the ten persons nominated for election as directors as set forth in the Company’s proxy statement dated May 12, 2010. The following table sets forth the vote of the stockholders at the meeting with respect to the election of directors:

				Broker
Nominee	For	Against	Abstain	Non-Votes
Donald R. Chappel	145,917,043	3,415,008	282,185	19,884,013

Irwin S. Cohen	146,377,498	2,975,308	261,430	19,884,013

Ronald E. Daly	127,612,628	21,733,543	268,065	19,884,013

Susan E. Engel	126,802,408	22,550,165	261,663	19,884,013

Craig R. Herkert	145,758,285	3,633,269	222,682	19,884,013

Charles M. Lillis	111,952,682	37,377,659	283,895	19,884,013

Steven S. Rogers	145,089,872	4,272,580	251,784	19,884,013

Matthew E. Rubel	145,906,922	3,411,158	296,156	19,884,013

Wayne C. Sales	127,942,571	21,367,375	304,290	19,884,013

Kathi P. Seifert	127,289,973	21,946,060	378,203	19,884,013
Company Proposals
     Ratification of Independent Registered Public Accountants. The Company’s stockholders voted upon and approved the ratification of the appointment of KPMG LLP to serve as the

Company’s independent registered public accountants for the fiscal year ending February 26, 2011. The votes on this proposal were as follows:

For	Against	Abstain
166,043,377	3,205,472	249,400
There were no broker non-votes with respect to this proposal.
     Triennial Advisory Vote on Executive Compensation. The Company’s stockholders voted upon and approved a triennial advisory vote on executive compensation beginning with the 2011 Annual Meeting of Stockholders. The votes on this proposal were as follows:

For	Against	Abstain
151,049,580	15,272,211	3,176,458
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description of Exhibit
3.1	Restated Bylaws of SUPERVALU INC., as amended June 24, 2010
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 28, 2010

SUPERVALU INC.
By:	/s/ Todd N. Sheldon
Todd N. Sheldon
Group Vice President, Legal and Corporate Secretary (Authorized Officer of Registrant)